SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 7, 2004

AVANIR PHARMACEUTICALS

(Exact Name of Registrant as Specified in Charter)

California	001-15803	33-0314804

(State of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11388 Sorrento Valley Road, Suite 200, San Diego, California	92121

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 622-5200

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.
Item 12. Results of Operations and Financial Condition.
SIGNATURE
EXHIBIT 99.1

Item 7. Financial Statements and Exhibits.

Exhibit

99.1	Press release, dated May 7, 2004

Item 12. Results of Operations and Financial Condition.

On May 7, 2004, AVANIR Pharmaceuticals issued a press release announcing its results of operations for the quarter ended March 31, 2004. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 7, 2004

AVANIR PHARMACEUTICALS
By:	/s/ Gregory P. Hanson
Gregory P. Hanson
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated May 7, 2004